MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST      TWO WORLD TRADE CENTER,
LETTER TO THE SHAREHOLDERS OCTOBER 31, 2000             NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

Most of the world's investment-grade bond markets showed notable improvement during the year ended October 31, 2000. The 10-year U.S. Treasury note yield declined from a high of 6.79 percent in January to 5.75 percent at the end of the period. This compares with a yield of 6.02 percent in October 1999 and a cyclical low of 4.16 percent in October 1998. Changes in most other government securities markets were similar, but less pronounced. Benchmark German government 10-year yields fell to 5.22 percent at the end of October from a high of 5.64 percent in January after rising from 5.16 percent at the end of the previous October. Unfortunately, the continued strength of the U.S. dollar relative to most investment-grade currencies resulted in currency losses for most non-dollar-denominated investments.

The primary factor underpinning the U.S. dollar has been the unprecedented strength of the domestic economy. Through January, the strength of the global economy also pressured investment-grade bond markets. As the global economy cooled to a more sustainable growth rate and central banks appeared to be at the end of tightening cycles, the global bond markets began to rally. Despite the relative weakening of the U.S. economy, declining U.S. interest rates and a huge U.S. current-account deficit, the U.S. dollar remained extremely strong compared to most other currency units. Much of this strength appeared to be the result of strong foreign direct investment and portfolio flows into the United States.

There were a few bright spots in the investment grade-bond markets during the period under review. The Greek and U.K. government markets outperformed relative to the benchmark German market, and the Norwegian, Swedish and British currencies held up somewhat better than other European currencies.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 2000, CONTINUED

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12-month period ended October 31, 2000, Morgan Stanley Dean Witter World Wide Income Trust's Class B shares posted a total return of -7.32 percent, compared to -6.49 percent for the unmanaged Lehman Brothers Global Intermediate Treasury Index (formerly known as the Lehman Brothers Global Intermediate Bond Index). For the same period, the Fund's Class A, C and D shares produced total returns of -6.73 percent, -7.32 percent and -6.52 percent, respectively. The performance of the Fund's four share classes varies because each class has different expenses. The total return figures shown assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

Throughout the period under review, the Fund continued its strategy of seeking the best-performing markets within its investment-grade mandate while maintaining attractive income and dividend levels. It also kept its duration exposure below that of most funds in its fund category while the global markets were under pressure. Duration was increased as it became clear that the outlook for bonds was improving. Because of the Fund's income objective, it did not invest in the Japanese markets, where short-term interest rates were near zero. The Fund also hedged a portion of its currency exposure to limit the effect of declining non-U.S. exchange rates.

LOOKING AHEAD

On October 26, 2000, the Board of Trustees of Morgan Stanley Dean Witter World Wide Income Trust voted to recommend to shareholders a reorganization plan whereby the Fund would be merged into Morgan Stanley Dean Witter Diversified Income Trust. If approved, the Fund's assets would be combined with the assets of Morgan Stanley Dean Witter Diversified Income Trust. Shareholders of Morgan Stanley Dean Witter World Wide Income Trust would become shareholders of Morgan Stanley Dean Witter Diversified Income Trust, receiving shares of that fund equal to the value of their holdings in Morgan Stanley Dean Witter World Wide Income Trust. Each shareholder of Morgan Stanley Dean Witter World Wide Income Trust would receive the same class of shares of Morgan Stanley Dean Witter Diversified Income Trust currently held by that shareholder in the Fund.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 2000, CONTINUED

We appreciate your ongoing support of Morgan Stanley Dean Witter World Wide Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
CHARLES A. FIUMEFREDDO                   MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                    PRESIDENT

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FUND PERFORMANCE OCTOBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 -- CLASS B SHARES
($ in Thousands)

                 FUND     LEHMAN(4)
October 1990     $10,000    $10,000
October 1991      $9,825    $10,948
October 1992     $10,525    $12,339
October 1993     $11,549    $13,454
October 1994     $11,088    $14,108
October 1995     $12,468    $16,149
October 1996     $14,038    $17,240
October 1997     $15,028    $17,479
October 1998     $16,322    $19,509
October 1999     $15,310    $19,327
October 2000  $14,190(3)    $18,073

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                         AVERAGE ANNUAL TOTAL RETURNS
   --------------------------------------------------------------------------------------------------------
                     CLASS A SHARES*                                       CLASS B SHARES**
   ---------------------------------------------------      -----------------------------------------------
   PERIOD ENDED 10/31/00                                    PERIOD ENDED 10/31/00
   -------------------------                                -------------------------
   1 Year                     (6.73)%(1)     (10.69)%(2)    1 Year                     (7.32)%(1) (11.69)%(2)
   Since Inception (7/28/97)  (0.51)%(1)     (1.83)%(2)     5 Years                    2.62 %(1)  2.34 %(2)
                                                            10 Years                   3.56 %(1)  3.56 %(2)

                    CLASS C SHARES+                                      CLASS D SHARES#
   -------------------------------------------------      ---------------------------------------------
   PERIOD ENDED 10/31/00                                  PERIOD ENDED 10/31/00
   -------------------------                              -------------------------
   1 Year                     (7.32)%(1)    (8.19)%(2)    1 Year                     (6.52)%(1)
   Since Inception (7/28/97)  (1.11)%(1)    (1.11)%(2)    Since Inception (7/28/97)  (0.24)%(1)

------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on October 31, 2000.
(4) The Lehman Brothers Intermediate Global Treasury Index (formerly Lehman Brothers Global Intermediate Bond Index) includes local currency-denominated sovereign debt of 19 countries with maturities of 1 to 10 years.
     The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *   The maximum front-end sales charge for Class A is 4.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
 #   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000

  PRINCIPAL
  AMOUNT IN                                                                                  COUPON  MATURITY
  THOUSANDS                                                                                   RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & CORPORATE BONDS (89.9%)
               BELGIUM (5.6%)
               GOVERNMENT OBLIGATION
 EUR    4,250  Belgian Government Bond+....................................................   8.50%  10/01/07  $ 4,211,323
                                                                                                               -----------

               CANADA (6.0%)
               GOVERNMENT OBLIGATION
 CAD    6,350  Government of Canada........................................................   7.25   06/01/07    4,469,388
                                                                                                               -----------

               DENMARK (13.1%)
               FINANCE/RENTAL/LEASING (7.4%)
  DKK  24,306  Realkredit Denmark+.........................................................   6.00   10/01/29    2,603,887
       29,357  Unikredit Realkredit+.......................................................   5.00   07/01/29    2,918,920
                                                                                                               -----------
                                                                                                                 5,522,807
                                                                                                               -----------
               GOVERNMENT OBLIGATIONS (5.7%)
       25,000  Kingdom of Denmark..........................................................   6.00   11/15/09    2,944,347
       12,000  Kingdom of Denmark+.........................................................   9.00   11/15/00    1,370,846
                                                                                                               -----------
                                                                                                                 4,315,193
                                                                                                               -----------

               TOTAL DENMARK.................................................................................    9,838,000
                                                                                                               -----------

               GERMANY (0.6%)
               MAJOR BANKS
  GBP     300  Bayerische Hypo-Und Vereinsbank+............................................   7.50   12/27/00      435,490
                                                                                                               -----------

               GREECE (14.4%)
               GOVERNMENT OBLIGATIONS
GRD 1,000,000  Greece (Republic of)+.......................................................   8.70   04/08/05    2,778,270
    1,500,000  Greece (Republic of)+.......................................................   9.70   05/27/01    3,819,651
    1,650,000  Greece (Republic of)........................................................   6.30   01/29/09    4,205,607
                                                                                                               -----------
                                                                                                                10,803,528
                                                                                                               -----------

               LUXEMBOURG (2.1%)
               MAJOR BANKS
 EUR    1,850  European Investment Bank+...................................................   6.00   04/04/01    1,574,110
                                                                                                               -----------

               NORWAY (17.4%)
               GOVERNMENT OBLIGATIONS
  NOK   5,000  Norway (Kingdom of)+........................................................   5.75   11/30/04      520,885
       30,000  Norway (Kingdom of)+........................................................   6.75   01/15/07    3,273,226
       82,000  Norway (Kingdom of)+........................................................   9.50   10/31/02    9,202,821
                                                                                                               -----------
                                                                                                                12,996,932
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000, CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                                  COUPON  MATURITY
  THOUSANDS                                                                                   RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
               UNITED KINGDOM (1.0%)
               MAJOR BANKS
  GBP     500  Union Bank of Switzerland...................................................   8.00%  01/08/07  $   772,121
                                                                                                               -----------

               UNITED STATES (29.7%)
               FINANCIAL CONGLOMERATES (3.8%)
        2,000  General Electric Capital Corp...............................................   6.25   09/01/09    2,880,998
                                                                                                               -----------
               GOVERNMENT AGENCIES & OBLIGATIONS (9.5%)
  AUD   2,400  Federal National Mortgage Assoc.............................................   6.50   07/10/02    1,246,620
$       1,000  Federal National Mortgage Assoc.............................................   7.25   01/15/10    1,036,750
        4,650  U.S. Treasury Bond*+........................................................  13.125  05/15/01    4,811,402
                                                                                                               -----------
                                                                                                                 7,094,772
                                                                                                               -----------
               INTERNATIONAL BANKS (5.0%)
 GBP    2,500  KFW International Finance Inc...............................................  10.625  09/03/01    3,743,032
                                                                                                               -----------
               MAJOR BANKS (4.1%)
        1,076  Morgan Guaranty Trust Co....................................................   7.375  12/28/01    1,573,917
        1,000  Morgan Guaranty Trust Co.+..................................................   7.75   12/30/03    1,499,647
                                                                                                               -----------
                                                                                                                 3,073,564
                                                                                                               -----------
               MORTGAGE-BACKED SECURITIES (7.3%)
$       1,927  Government National Mortgage Assoc..........................................   7.00   02/15/29-
                                                                                                     08/15/29    1,899,864
        3,533  Government National Mortgage Assoc..........................................   8.00   12/15/29-
                                                                                                     05/15/30    3,590,010
                                                                                                               -----------
                                                                                                                 5,489,874
                                                                                                               -----------

               TOTAL UNITED STATES...........................................................................   22,282,240
                                                                                                               -----------

               TOTAL GOVERNMENT & CORPORATE BONDS
               (COST $81,876,066)............................................................................   67,383,132
                                                                                                               -----------

               SHORT-TERM INVESTMENTS (11.3%)
               UNITED STATES
               TIME DEPOSITS (a) (6.2%)
               MAJOR BANKS
GRD 1,538,247  Bank of America.............................................................   7.70   11/21/00    3,843,888
  EUR     984  Chase Manhattan Bank........................................................   4.70   11/03/00      835,690
                                                                                                               -----------

               TOTAL TIME DEPOSITS
               (COST $5,340,835).............................................................................    4,679,578
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000, CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                                  COUPON  MATURITY
  THOUSANDS                                                                                   RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
               GOVERNMENT AGENCY (b) (5.1%)
$       3,800  Student Loan Marketing Assoc.
                 (COST $3,800,000).........................................................   6.45%  11/01/00  $ 3,800,000
                                                                                                               -----------

               TOTAL SHORT-TERM INVESTMENTS
               (COST $9,140,835).............................................................................    8,479,578
                                                                                                               -----------

TOTAL INVESTMENTS
(COST $91,016,901) (C).....................................................................  101.2%    75,862,710

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (1.2)      (878,761)
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 74,983,949
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 * The market value of securities pledged to cover margin requirements for open futures contracts is $630,000.
 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $119,399 and the aggregate gross unrealized depreciation is $15,273,590, resulting in net unrealized depreciation of $15,154,191.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000, CONTINUED

FUTURE CONTRACTS OPEN AT OCTOBER 31, 2000:

                                                            UNDERLYING
  NUMBER OF            DESCRIPTION, DELIVERY MONTH,        FACE AMOUNT     UNREALIZED
  CONTRACTS                      AND YEAR                    AT VALUE         GAIN
  -------------------------------------------------------------------------------------
                     U.S Treasury Bond, December/2000
     150                                                   $14,976,563    $      8,203
                                                           ============   ============

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2000:

                             IN
     CONTRACTS            EXCHANGE        DELIVERY     UNREALIZED
    TO DELIVER               FOR            DATE      APPRECIATION
-------------------------------------------------------------------
      $     831,655         EUR  984,207  11/01/00    $      4,035
       GBP  559,315        $     813,384  11/30/00           1,762
                                                      ------------
      Net unrealized appreciation..................   $      5,797
                                                      ============

CURRENCY ABBREVIATIONS:
------------------------

AUD  Australian Dollar.
GBP  British Pound.
CAD  Canadian Dollar.
DKK  Danish Krone.
EUR  Euro.
GRD  Greek Drachma.
NOK  Norwegian Krone.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments in securities, at value (cost $91,016,901)........................................  $ 75,862,710
Unrealized appreciation on open forward foreign currency contracts............................         5,797
Cash..........................................................................................       163,003
Receivable for:
    Interest..................................................................................     1,984,337
    Shares of beneficial interest sold........................................................        62,882
Prepaid expenses and other assets.............................................................        21,814
                                                                                                ------------
     TOTAL ASSETS.............................................................................    78,100,543
                                                                                                ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................     1,974,682
    Investments purchased.....................................................................       835,690
    Investment management fee.................................................................        50,904
    Plan of distribution fee..................................................................        39,080
Accrued expenses and other payables...........................................................       216,238
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     3,116,594
                                                                                                ------------
     NET ASSETS...............................................................................  $ 74,983,949
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $107,003,165
Net unrealized depreciation...................................................................   (15,239,395)
Dividends in excess of net investment income..................................................       (79,858)
Accumulated net realized loss.................................................................   (16,699,963)
                                                                                                ------------
     NET ASSETS...............................................................................  $ 74,983,949
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................  $ 24,216,402
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     3,469,748
     NET ASSET VALUE PER SHARE................................................................         $6.98
                                                                                                ============
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE)........................................         $7.29
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $ 43,537,700
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     6,221,835
     NET ASSET VALUE PER SHARE................................................................         $7.00
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................      $667,516
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        95,529
     NET ASSET VALUE PER SHARE................................................................         $6.99
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................    $6,562,331
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       937,357
     NET ASSET VALUE PER SHARE................................................................         $7.00
                                                                                                ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

NET INVESTMENT INCOME:

INTEREST INCOME...............................................................................  $  6,985,965
                                                                                                ------------

EXPENSES
Investment management fee.....................................................................       661,679
Plan of distribution fee (Class A shares).....................................................        58,120
Plan of distribution fee (Class B shares).....................................................       455,501
Plan of distribution fee (Class C shares).....................................................         6,493
Transfer agent fees and expenses..............................................................       151,017
Professional fees.............................................................................        78,528
Shareholder reports and notices...............................................................        77,732
Registration fees.............................................................................        65,601
Trustees' fees and expenses...................................................................        17,776
Custodian fees................................................................................        12,324
Other.........................................................................................         7,984
                                                                                                ------------

     TOTAL EXPENSES...........................................................................     1,592,755
                                                                                                ------------

     NET INVESTMENT INCOME:...................................................................     5,393,210
                                                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............................................................................    (6,679,390)
    Futures contracts.........................................................................       852,131
    Foreign exchange transactions.............................................................     2,719,576
                                                                                                ------------

     NET LOSS.................................................................................    (3,107,683)
                                                                                                ------------
Net change in unrealized appreciation/ depreciation on:
    Investments...............................................................................    (8,557,404)
    Futures contracts.........................................................................      (200,534)
    Translation of forward foreign currency contracts, other assets and liabilities
      denominated in foreign currencies.......................................................      (233,035)
                                                                                                ------------

     NET DEPRECIATION.........................................................................    (8,990,973)
                                                                                                ------------

     NET LOSS.................................................................................   (12,098,656)
                                                                                                ------------

NET DECREASE..................................................................................  $ (6,705,446)
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEAR      FOR THE YEAR
                                                                                            ENDED             ENDED
                                                                                       OCTOBER 31, 2000  OCTOBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................................................    $  5,393,210      $  5,824,612
Net realized loss....................................................................      (3,107,683)       (8,285,374)
Net change in unrealized depreciation................................................      (8,990,973)       (3,878,832)
                                                                                         ------------      ------------

     NET DECREASE....................................................................      (6,705,446)       (6,339,594)
                                                                                         ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares...................................................................      (1,286,492)         (583,059)
    Class B shares...................................................................      (2,117,644)       (1,711,510)
    Class C shares...................................................................         (30,348)          (14,322)
    Class D shares...................................................................        (199,689)          (49,551)
Paid-in-capital
    Class A shares...................................................................        (576,179)       (1,140,000)
    Class B shares...................................................................        (948,425)       (3,346,351)
    Class C shares...................................................................         (13,592)          (28,002)
    Class D shares...................................................................         (89,435)          (96,883)
                                                                                         ------------      ------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................      (5,261,804)       (6,969,678)
                                                                                         ------------      ------------

Net increase (decrease) from transactions in shares of beneficial interest...........     (17,044,238)       33,226,526
                                                                                         ------------      ------------

     NET INCREASE (DECREASE).........................................................     (29,011,488)       19,917,254

NET ASSETS:
Beginning of period..................................................................     103,995,437        84,078,183
                                                                                         ------------      ------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $79,858, AND $186,241
    RESPECTIVELY)....................................................................    $ 74,983,949      $103,995,437
                                                                                         ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter World Wide Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks appreciation in the value of its assets. The Fund was organized as a Massachusetts business trust on October 14, 1988 and commenced operations on March 30, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from these estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which it trades unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at fair value as determined by the Trustees; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $250 million; 0.60% to the portion of daily net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding
$750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $9,092,910 at October 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

shares of $40,577 and $466, respectively, and received $462 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $54,349,950, and $54,571,083, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $12,564,677 and $13,161,448, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $200.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,632. At October 31, 2000, the Fund had an accrued pension liability of $78,096 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At October 31, 2000, the Fund had a net capital loss carryover of approximately $16,692,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

                    AMOUNTS IN THOUSANDS
-------------------------------------------------------------
 2001      2002       2004       2005       2007       2008
------   --------   --------   --------   --------   --------
$4,853    $5,322      $214       $471      $4,300     $1,532
======    ======      ====       ====      ======     ======

Due to the Fund's acquisition of Morgan Stanley Dean Witter Global Short-Term Income Fund, utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, significantly reducing the total carryover available.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

As of October 31, 2000, the Fund had permanent book/tax differences primarily attributable to foreign currency losses and an expired capital loss carryover. To reflect reclassifications arising from these differences, dividends in excess of net investment income was charged $1,652,654, paid-in-capital was credited $659,023 and accumulated net realized loss was credited $993,631.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                        OCTOBER 31, 2000            OCTOBER 31, 1999
                                                                   ---------------------------  -------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  ------------
CLASS A SHARES
Sold.............................................................    4,088,315  $  30,496,900    1,815,359   $ 14,907,629
Reinvestment of dividends........................................      139,433      1,039,705      126,396      1,038,579
Acquisition of Morgan Stanley Dean Witter Global Short-Term
 Income Fund.....................................................      --             --         4,683,780     40,215,931
Redeemed.........................................................   (5,299,850)   (39,523,297)  (2,218,440)   (18,155,151)
                                                                   -----------  -------------   ----------   ------------
Net increase (decrease) - Class A................................   (1,072,102)    (7,986,692)   4,407,095     38,006,988
                                                                   -----------  -------------   ----------   ------------

CLASS B SHARES
Sold.............................................................    5,767,090     43,845,960    8,073,133     69,770,271
Reinvestment of dividends........................................      249,379      1,863,870      356,189      3,038,854
Redeemed.........................................................   (7,971,906)   (60,348,308)  (9,201,928)   (79,010,074)
                                                                   -----------  -------------   ----------   ------------
Net decrease - Class B...........................................   (1,955,437)   (14,638,478)    (772,606)    (6,200,949)
                                                                   -----------  -------------   ----------   ------------

CLASS C SHARES
Sold.............................................................       29,593        221,714       98,810        856,107
Reinvestment of dividends........................................        5,115         38,063        4,130         34,529
Redeemed.........................................................      (39,889)      (298,005)     (27,927)      (229,069)
                                                                   -----------  -------------   ----------   ------------
Net increase (decrease) - Class C................................       (5,181)       (38,228)      75,013        661,567
                                                                   -----------  -------------   ----------   ------------

CLASS D SHARES
Sold.............................................................    2,349,533     17,644,185    2,794,192     22,574,638
Reinvestment of dividends........................................       22,216        163,189       13,041        106,851
Redeemed.........................................................   (1,624,579)   (12,188,214)  (2,727,393)   (21,922,569)
                                                                   -----------  -------------   ----------   ------------
Net increase - Class D...........................................      747,170      5,619,160       79,840        758,920
                                                                   -----------  -------------   ----------   ------------
Net increase (decrease) in Fund..................................   (2,285,550) $ (17,044,238)   3,789,342   $ 33,226,526
                                                                   ===========  =============   ==========   ============

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 2000, there were outstanding forward contracts and futures contracts.

8. ACQUISITION OF MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND
INC.

As of the close of business on March 12, 1999, the Fund acquired all the net assets of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") pursuant to a plan of reorganization approved by the shareholders of Global Short-Term on February 24, 1999. The acquisition was accomplished by a tax-free exchange of 4,683,780 Class A shares of the Fund at a net asset value of $8.59 per share for 4,700,195 shares of Global Short-Term. The net assets of the Fund and Global Short-Term immediately before the acquisition were $80,419,774 and $40,215,931, respectively, including unrealized depreciation of $893,307 for Global Short-Term. Immediately after the acquisition, the combined net assets of the Fund amounted to $120,635,705.

9. FUND MERGER

On October 26, 2000, the Trustees of the Fund and Morgan Stanley Dean Witter Diversified Income Trust ("Diversified") approved a plan of reorganization ("the Plan") whereby the Fund would be merged into Diversified. The Plan is subject to the consent of the Fund's shareholders. If approved, the assets of the Fund would be combined with the assets of Diversified and shareholders of the Fund would become shareholders of Diversified, receiving shares of the corresponding class of Diversified equal to the value of their holdings in the Fund.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                           FOR THE PERIOD
                                                                   FOR THE YEAR ENDED OCTOBER 31           JULY 28, 1997*
                                                             -----------------------------------------         THROUGH
                                                                2000           1999           1998        OCTOBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................    $ 7.98         $ 9.11         $ 9.02            $ 8.97
                                                               -------        -------        -------           -------

Income (loss) from investment operations:
   Net investment income....................................      0.53           0.52           0.59              0.15
   Net realized and unrealized gain (loss)..................     (1.05)         (1.02)          0.20              0.05
                                                               -------        -------        -------           -------
Total income (loss) from investment operations..............     (0.52)         (0.50)          0.79              0.20
                                                               -------        -------        -------           -------

Less dividends and distributions from:
   Net investment income....................................     (0.33)         (0.21)         (0.70)            (0.15)
   Paid-in-capital..........................................     (0.15)         (0.42)        --               --
                                                               -------        -------        -------           -------

Total dividends and distributions...........................     (0.48)         (0.63)         (0.70)            (0.15)
                                                               -------        -------        -------           -------

Net asset value, end of period..............................    $ 6.98         $ 7.98         $ 9.11            $ 9.02
                                                               =======        =======        =======           =======

TOTAL RETURN+...............................................     (6.73)%        (5.56)%         9.16%             2.27%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      1.41 %(3)      1.48 %(3)      1.45%(3)          1.46%(2)

Net investment income.......................................      6.49 %(3)      6.14 %(3)      6.63%(3)          6.69%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $24,216        $36,253         $1,227              $682

Portfolio turnover rate.....................................        73 %          144 %          309%              345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                               FOR THE YEAR ENDED OCTOBER 31
                                                          -----------------------------------------------------------------------
                                                             2000++          1999++         1998++        1997*++         1996
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period.....................      $ 8.00         $ 9.12         $ 9.03         $ 9.33        $ 9.08
                                                            ---------        -------        -------      ---------     ---------

Income (loss) from investment operations:
   Net investment income.................................        0.48           0.47           0.53           0.55          0.60
   Net realized and unrealized gain (loss)...............       (1.05)         (1.02)          0.20           0.07          0.48
                                                            ---------        -------        -------      ---------     ---------

Total income (loss) from investment operations...........       (0.57)         (0.55)          0.73           0.62          1.08
                                                            ---------        -------        -------      ---------     ---------

Less dividends and distributions from:
   Net investment income.................................       (0.30)         (0.19)         (0.64)         (0.92)        (0.83)
   Paid-in-capital.......................................       (0.13)         (0.38)        --             --            --
                                                            ---------        -------        -------      ---------     ---------

Total dividends and distributions........................       (0.43)         (0.57)         (0.64)         (0.92)        (0.83)
                                                            ---------        -------        -------      ---------     ---------

Net asset value, end of period...........................      $ 7.00         $ 8.00         $ 9.12         $ 9.03        $ 9.33
                                                            =========        =======        =======      =========     =========

TOTAL RETURN+............................................       (7.32)%        (6.20)%         8.61%          7.05%        12.60%

RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................        2.06 %(1)      2.09 %(1)      2.07%(1)       2.02%         1.96%

Net investment income....................................        5.84 %(1)      5.53 %(1)      6.01%(1)       6.07%         6.39%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................     $43,538        $65,415        $81,611        $94,556      $114,022

Portfolio turnover rate..................................          73 %          144 %          309%           345%          263%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated as Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                           FOR THE PERIOD
                                                                   FOR THE YEAR ENDED OCTOBER 31           JULY 28, 1997*
                                                             -----------------------------------------        THROUGH
                                                                2000           1999           1998        OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................    $ 7.99         $ 9.11         $ 9.02              $ 8.97
                                                               -------        -------        -------           ---------

Income (loss) from investment operations:
   Net investment income....................................      0.47           0.47           0.53                0.14
   Net realized and unrealized gain (loss)..................     (1.04)         (1.02)          0.20                0.05
                                                               -------        -------        -------           ---------

Total income (loss) from investment operations..............     (0.57)         (0.55)          0.73                0.19
                                                               -------        -------        -------           ---------

Less dividends and distributions from:
   Net investment income....................................     (0.30)         (0.19)         (0.64)              (0.14)
   Paid-in-capital..........................................     (0.13)         (0.38)        --                --
                                                               -------        -------        -------           ---------

Total dividends and distributions...........................     (0.43)         (0.57)         (0.64)              (0.14)
                                                               -------        -------        -------           ---------

Net asset value, end of period..............................    $ 6.99         $ 7.99         $ 9.11              $ 9.02
                                                               =======        =======        =======           =========

TOTAL RETURN+...............................................     (7.32)%        (6.19)%         8.62%               2.12%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      2.06 %(3)      2.09 %(3)      2.07%(3)            2.00%(2)

Net investment income.......................................      5.84 %(3)      5.53 %(3)      6.01%(3)            5.89%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $668           $805           $234                $111

Portfolio turnover rate.....................................        73 %          144 %          309%                345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                           FOR THE PERIOD
                                                                   FOR THE YEAR ENDED OCTOBER 31           JULY 28, 1997*
                                                             -----------------------------------------         THROUGH
                                                                2000           1999           1998        OCTOBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................    $ 8.01         $ 9.12         $ 9.03            $ 8.97
                                                               -------        -------        -------           -------

Income (loss) from investment operations:
   Net investment income....................................      0.51           0.53           0.72              0.16
   Net realized and unrealized gain (loss)..................     (1.03)         (0.99)          0.09              0.05
                                                               -------        -------        -------           -------

Total income (loss) from investment operations..............     (0.52)         (0.46)          0.81              0.21
                                                               -------        -------        -------           -------

Less dividends and distributions from:
   Net investment income....................................     (0.34)         (0.22)         (0.72)            (0.15)
   Paid-in-capital..........................................     (0.15)         (0.43)        --               --
                                                               -------        -------        -------           -------

Total dividends and distributions...........................     (0.49)         (0.65)         (0.72)            (0.15)
                                                               -------        -------        -------           -------

Net asset value, end of period..............................    $ 7.00         $ 8.01         $ 9.12            $ 9.03
                                                               =======        =======        =======           =======

TOTAL RETURN+...............................................     (6.52)%        (5.29)%         9.41%             2.44%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      1.21 %(3)      1.24 %(3)      1.22%(3)          1.16%(2)

Net investment income.......................................      6.69 %(3)      6.38 %(3)      6.86%(3)          6.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................    $6,562         $1,523         $1,006               $39

Portfolio turnover rate.....................................        73 %          144 %          309%              345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter World Wide Income Trust (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 13, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter World Wide Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
DECEMBER 5, 2000

                      2000 FEDERAL TAX NOTICE (UNAUDITED)

       Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2000, 17.93% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Directors and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

TRUSTEES
Michael Bozic                                       Morgan Stanley
Charles A. Fiumefreddo                              Dean Witter
Edwin J. Garn                                       World Wide
Wayne E. Hedien                                     Income Trust
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Mitchell M. Merin
President
Barry Fink
Vice President, Secretary and General Counsel
Rajesh K. Gupta
Vice President
Peter J. Seeley
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.            Annual Report
Two World Trade Center                              October 31, 2000
New York, New York 10048





This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.